UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2009

Advanta Corp.
 (Exact name of registrant as specified in its charter)

Delaware	0-14120	23-1462070
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Welsh & McKean Roads, P.O. Box 844, Spring House, Pennsylvania	19477
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 657-4000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Advanta Corp. previously disclosed that in connection with its intention to reduce expenses to levels commensurate with its current activities it had commenced a workforce reduction. As part of this previously disclosed workforce reduction, Mr. David B. Weinstock, Vice President and Chief Accounting Officer (the Company’s principal accounting officer) was notified on August 21, 2009 that his employment with Advanta Corp. and its subsidiaries will terminate effective September 1, 2009.

Philip M. Browne, Senior Vice President and Chief Financial Officer of Advanta Corp. will be assuming the responsibilities of the Company’s principal accounting officer after Mr. Weinstock’s departure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Advanta Corp.

          (Registrant)

Date: August 21, 2009

By: /s/ Jay A. Dubow
       Jay A. Dubow, Chief
       Administrative Officer, Senior Vice
       President, Secretary and
       General Counsel